Exhibit 10.19

OMNIBUS SECOND AMENDMENT

TO NOTE AND WARRANT PURCHASE AGREEMENT

AND WARRANT

THIS OMNIBUS SECOND AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT AND WARRANT (this “Amendment”) dated as of                           , 2007, by and among ISI Detention Contracting Group, Inc., a Delaware corporation (the “Original Company”), ISI Security Group, Inc., a Delaware corporation (“Acquisition Corp.”), and 1Sf Detention Contracting Group, Inc. (successor-by-merger to Acquisition Corp.), a Delaware corporation (the “Surviving Company” and, together with the Original Company and Acquisition Corp., collectively, the “Company”), Argyle Security Acquisition Corporation, a Delaware corporation (to be known as Argyle Security, Inc.) (“Parent”), the other Guarantors (as defined in the Purchase Agreement) from time to time party to the Purchase Agreement (as defined below) (the “Original Guarantors” and, together with Parent, collectively, the “Guarantors”), and William Blair Mezzanine Capital Fund III, L.P., a Delaware limited partnership (the “Purchaser”).

RECITALS:

WHEREAS, the Original Company, the Purchaser and the Original Guarantors previously entered into that certain Note and Warrant Purchase Agreement dated as of October 22, 2004, as amended by that certain Omnibus First Amendment to Note and Warrant Purchase Agreement and Warrant dated as of November 1, 2005 (as further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”)

WHEREAS, pursuant to the Purchase Agreement, the Original Company and the Purchaser also executed and delivered, among other documents, the Warrant (as defined in the Purchase Agreement);

WHEREAS, (a) the number of shares which the Purchaser was granted the right to purchase under the Purchase Agreement and the Warrant was incorrectly calculated based on the intent of the parties hereto at the time the Purchase Agreement and the Warrant were originally executed and (b) pursuant to that certain Merger Agreement, dated as of December 8, 2006 (as amended, the “Merger Agreement”), by and among Parent, Acquisition Corp. and the Original Company, the Original Company will merge with and into Acquisition Corp. with the Original Company being the surviving corporation (the “Merger”);

WHEREAS, in connection with the consummation of the Merger, the Original Company, the Purchaser and the Original Guarantors now desire to amend the Purchase Agreement and the Warrant to, among other things, (a) correct the number of shares which the Purchaser has the right to purchase under the Purchase Agreement and the Warrant upon the terms and conditions set forth herein, (b) add Acquisition Corp. as a Company with respect to the obligations under the Purchase Agreement and (c) add Parent as a Guarantor with respect to the obligations under the Purchase Agreement; and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of the above premises, the agreements contained herein and other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Joinder of Company and Guarantor.  Acquisition Corp., following the consummation of the Merger, hereby agrees to become a party to the Purchase Agreement and agrees to be bound by all of the terms, conditions, obligations and covenants contained therein that apply to “Company” there under. Parent, following the consummation of the Merger, hereby agrees to become a party to the Purchase Agreement and agrees to be bound by all of the terms, conditions, obligations and covenants contained therein that apply to “Guarantors” there under, including, without limitation, the provisions of Section 8 of the Purchase Agreement.

Section 2.    Amendments to the Purchase Agreement.

(a)   The definition of “Company” contained in the preamble to the Purchase Agreement is hereby amended to also refer to, following the consummation of the Merger, ISI Security Group, Inc., a Delaware corporation. For the avoidance of doubt, following the consummation of the Merger, the definition of “Company” contained in the preamble to the Purchase Agreement will also refer to ISI Detention Contracting Group, Inc. (successor-by-merger to Acquisition Corp.), a Delaware corporation.

(b)   Section 1.1 of the Purchase Agreement is hereby amended by inserting the following definitions in their proper alphabetical order to read as follows:

“Acquisition Corp.” means 1ST Security Group, Inc., a Delaware corporation, prior to the consummation of the Merger.

“Merger” means that certain merger whereby the separate existence of Acquisition Corp. will cease and Acquisition Corp. will be merged with and into ISI Detention Contracting Group, Inc., a Delaware corporation (the “Original Company”), with the Original Company being the surviving corporation.

“Parent” means Argyle Security Acquisition Corporation, a Delaware corporation (to be known as Argyle Security, Inc. effective upon the Merger).

“Second Restatement Closing Date” means July 31, 2007.

(c)   Section 1.1 of the Purchase Agreement is hereby amended by amending and restating the following definitions in their entirety:

“Change In Control” means (a) any event whereby Parent ceases to own and control 100%, directly or indirectly, of the economic and voting rights associated with all of the outstanding Capital Stock of the Company; (b) any event whereby the Company ceases to own and control 100%, directly or indirectly, of the economic and voting rights associated with all of the outstanding Capital Stock of any of its Subsidiaries; (c) a sale, transfer or other disposition of all or substantially all of the assets of the Company or any of its Subsidiaries in any transaction or series of transactions; or (d) any recapitalization, reorganization, reclassification, merger, consolidation or exchange to which the Company or any of its Subsidiaries is a party and as a result of which any other Person or Persons or its or their Affiliates (other than the owners of the Capital Stock of the Company, and holders of rights to acquire Capital Stock of the Company, as of the date hereof) owns a majority of the Capital Stock of the Company possessing the voting power (under ordinary circumstances) to elect a majority of the members of the Board of the Company.

“Guarantors” means ISI Detention Contracting Group, Ltd., a Texas limited partnership, ISI Detention Contracting Group, Inc., a Texas corporation, 151 Detention Contracting Group, Inc., a California corporation, ISI Detention Contracting Group, Inc., a New Mexico corporation, ISI Detention Systems, Inc., a Texas corporation, 1Sf Detention Systems, Ltd., a Texas limited partnership, Metroplex Control Systems, Inc., a Texas corporation, ISI Controls, Ltd., a Texas limited partnership, Metroplex Commercial Fire and Security Alarms, Inc., a Texas corporation, MCFSA, Ltd., a Texas limited partnership (each of the foregoing a Subsidiary of the Company) and, following the consummation of the Merger, Parent.

“Note” means that certain Second Amended and Restated Senior Subordinated Promissory Note, dated July 31, 2007, in the aggregate original principal amount of Five Million Nine Hundred Fifty-One Thousand Six Hundred Nine and No/100 Dollars ($5,951,609.00), made payable by the Company in favor of Purchaser, in substantially the form as set forth in Exhibit A attached hereto, with appropriate insertions, as may be further amended, restated, substituted, replaced or otherwise modified from time to time.

(d)    A new Section 4.9 is hereby inserted immediately following Section 4.8 of the Purchase Agreement:

4.9   Assumption of Responsibilities. As of the Second Restatement Closing Date, each of Acquisition Corp. and Parent shall become parties to this Agreement as a Company and a Guarantor, respectively.

(e)    The first sentence of Section 5.5(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

Immediately following the consummation of the Merger on the Second Restatement Closing Date, the authorized Capital Stock of the Company consists of (i) 550 shares of Common Stock, 119.0064 shares of which are validly issued and outstanding, fully paid and non assessable and (ii) 50 shares of Preferred A Stock, 50 shares of which are validly issued and outstanding, fully paid and non assessable.

(f)    Section 9.11 is hereby amended by amending and restating the Company’s address for notice purposes to read as follows:

If to the Company:

ISI Detention Contracting Group, Inc.

12903 Delivery Drive

San Antonio, Texas 78247

Telephone: 210-495-5245

FAX: 210-495-5613

Attention: Samuel C. Youngblood, CEO

with a copy to:

Hughes & Luce LLP

111 Congress Avenue, Suite 900

Austin, Texas 78701

Telephone: 512-482-6870

FAX: 512-482-6859

Attention D. Hull Youngblood, Esq.

(g)    The updated Capitalization Schedule attached hereto as Exhibit B is incorporated by reference into the Purchase Agreement and hereby replaces in its entirety the Capitalization Schedule originally attached thereto (which shall indicate the capitalization of the Parent and its Subsidiaries immediately following the consummation of the Merger on the Second Restatement

Closing Date).

Section 3.    Warrant.

(a)    Amendment to the Warrant. The first sentence of the first paragraph of the Warrant is hereby amended and restated in its entirety to read as follows:

FOR VALUE RECEIVED, ISI Detention Contacting Group, Inc., a Delaware corporation (the “Company”), hereby grants to William Blair Mezzanine Capital Fund III, L.P., a Delaware limited partnership (the “Holder”), or its successors and assigns (together with the Holder, the “Registered Holders” and, individually, a “Registered Holder”), the right to purchase from the Company Forty-Eight and Ninety Five Hundredths (48.95) shares of the Common Stock, $1.00 par value per share, of the Company (the “Common Stock”) at a price per share of $1.00 (the “Exercise Price”).

(b) The Warrant will be returned to the Company following the consummation of the Merger and will be of no further force or effect upon payment of the Merger Consideration (as such term is defined in the Merger Agreement).

Section 4. Consent to the Merger. The Original Company has entered into the Merger Agreement and desires to consummate the Merger contemplated therein. The Original Company acknowledges that the Merger will constitute an Event of Default pursuant to Section 7.1(o) of the Purchase Agreement. The Purchaser hereby consents to the Merger and waives such Event of Default allowing the Original Company to consummate the Merger and any other transaction contemplated by the Merger Agreement.

Section 5.   Representations and Warranties. To induce the Purchaser to enter into this Amendment, the Company represents and warrants that:

(a)    Representations, Warranties; No Default.  The warranties and representations of the Company and Guarantors contained in the Transaction Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date. The Company represents and warrants that no Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default under the Purchase Agreement.

(b)    Organizational Authority. (i) The execution, delivery and performance by the Company and each Guarantor of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of the Company and each Guarantor enforceable in accordance with its terms and (iii) neither the execution and delivery nor the performance by the Company and each Guarantor of this Amendment (1) violates any law or regulation, or any other decree of any governmental body, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien, upon any of the Collateral other than Liens in favor of the Senior Lender, (4) violates or conflicts with the certificate of incorporation or bylaws of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

Section 6.   Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)    No Default. No Potential Event of Default or Event of Default under the Purchase Agreement shall have occurred and be continuing.

(b)    Warranties and Representations. The warranties and representations of the Company and each Guarantor contained in the Transaction Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date.

Section 7.   Reference and Effect on Operative Documents.

(a)    Ratification. Except as specifically amended above, the Purchase Agreement and the other Transaction Documents, as amended, shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not effect a novation of the Purchase Agreement or any other Transaction Document. The Company and each Guarantor hereby ratifies and reaffirms each of the terms and conditions of the Transaction Documents to which it is a party and all of its obligations thereunder.

(b)    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser under the Purchase Agreement or any of the other Transaction Documents.

(c)    References. Upon the effectiveness of this Amendment, each reference in (a) the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import, (b) the Warrant to “this Warrant,” “hereunder,” “hereof,” or words of similar import and (c) any other Transaction Document to “the Agreement,” “the Purchase Agreement” or “the Warrant” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Purchase Agreement, the Warrant or such other Transaction Documents, as applicable, as amended hereby.

Section 8.   Miscellaneous.

(a)    Fees and Expenses. Pursuant to Section 9.1 of the Purchase Agreement, the Company agrees to pay on demand all reasonable legal fees and out-of-pocket costs and expenses of or incurred by the Purchaser in connection with the instruments and agreements contemplated hereby.

(b)    Effectuation. This Amendment shall be effective once the Company, the Purchaser and the Guarantors have executed and delivered this amendment.

(c)    Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(d)    Counterparts.  This Amendment may be executed in one or more counterparts,~ each of which when so executed and delivered, shall be an original, and all of which together shall constitute one and the same instrument.

(e)    Governing Law. This Amendment shall be governed by the laws of the State of Illinois, without giving effect to its conflict of laws principles.

[Remainder of page intentionally left blank.]

Signature Page to Omnibus Second Amendment

ORIGINAL COMPANY:

ISI DETENTION CONTRACTING
GROUT, INC a Delaware corporation

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: CEO

ACQUISITION CORP.:

ISI SECURITY GROUP, INC.
a Delaware corporation

By:	/Bob Marbut/
Name: Bob Marbut
Title: President

PURCHASER:

WILLIAM BLAIR MEZZANINE
CAPITAL FUND III, L.P.

By:	William Blair Mezzanine Capital
Partners III, L.L.C.
its General Partner

By:	/David M. Jones/
Name: David M. Jones
Its:	Managing Director

Signature Page to Omnibus Second Amendment

Following the consummation of the Merger:

SURVIVING COMPANY:

ISI DETENTION CONTRACTING
GROUP, INC., a Delaware corporation
(successor-by-merger Acquisition Corp.)

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: CEO

Signature Page to Omnibus Second Amendment

GUARANTORS:

ISI DETENTION CONTRACTING
GROUP, LTD., a Texas limited partnership

By:	ISI Detention Contracting Group, Inc.
a Texas corporation
its General Partner

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: CEO

ISI DETENTION CONTRACTING
GROUP, INC., a California corporation

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: CEO

ISI DETENTION SYSTEMS, INC.,
a Texas Corporation

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: CEO

METROPLEX CONTROL SYSTEMS
INC. a Texas corporation

By:	/ Mark McDonald /
Name: Mark McDonald
Title: President

ISI DETENTION CONTRACTING
GROUP, INC., a Texas corporation

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: CEO

ISI DETENTION CONTRACTING
GROUP, a New Mexico corporation

By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: CEO

ISI DETENTION SYSTEMS, LTD., a
Texas limited partnership

By:	ISI Detention Systems, Inc.,
a Texas corporation
its General Partner

	By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: CEO

ISI CONTROLS, LTD., a Texas limited
partnership

By:	Metroplex Control Systems, Inc.,
A Texas corporation
Its General Partner

	By:	/ Sam Youngblood/
Name: Sam Youngblood
Title: CEO

Signature Page to Omnibus Second Amendment

METROPLEX COMMERCIAL FIRE		MCFSA, LTD., a Texas limited
AND SECURITY ALARMS, INC., a		partnership
Texas Corporation

By:	/ Sam Youngblood/	By:	/ Sam Youngblood/
Name:		Name:
Title:		Title:

ARGYLE SECURITY ACQUISITION
CORPORATION, a Delaware corporation
(to be known as Argyle Security, Inc.)

By:	/ Bob Marbut/
Name:
Title:

EXHIBIT A

SECOND AMENDED AND RESTATED

SENIOR SUBORDINATED PROMISSORY NOTE

*see tab 30 for document

Exhibit B

Capitalization Schedule

Equity Owner	Shares of Common	Shares of Preferred Stock

Sam Youngblood	63 shares

Youngblood Charitable Remainder Trust	4 shares

Don Carr	33 shares

Mark McDonald	11.9064 shares

Robert Roller	3.050 shares

Tim Moxon	2.000 shares

Neal Horman	2.050 shares

William Blair Mezzanine Capital Fund III,		50.00 shares
L.P.